SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                        -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 27, 1999
                                                          --------------


                               Intelligroup, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-20943                  11-2880025
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)



499 Thornall Street, Edison, New Jersey                              08837
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

            On February 24, 1999, the Company filed its Current Report on Form 8-K (the "Form 8-K") reporting the acquisition of Empower Solutions, L.L.C. and its affiliate Empower, Inc. The Company originally agreed to use its best efforts to include in a registration statement, to be filed by the Company, 56% of the 1,831,091 shares of restricted Common Stock of the Company issued in connection with the merger. Subsequently, the Company agreed to use its best efforts to include in such registration statement, 90% of the 1,831,091 shares of restricted Common Stock of the Company issued in connection with such merger.

                                   SIGNATURES
                                   ----------



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Intelligroup, Inc.


                                          By: /s/Stephen A. Carns
                                          -----------------------------------
                                             Stephen A. Carns, President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)


Date:  May 3, 1999